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                                   EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-62255.



                                                             ARTHUR ANDERSEN LLP



Los Angeles, California
June 28, 1999